Exhibit 99.1

CAPSTONE PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE PERIOD JANUARY 1, 2006 TO SEPTEMBER 30, 2006 (Unaudited)

AND FOR THE YEAR ENDED DECEMBER 31, 2005

with

INDEPENDENT AUDITORS’ REPORT

CONTENTS

Page

Independent Auditors’ Report	1

Financial Statements

Combined statements of revenues and certain expenses	2

Notes to combined statements of revenues and certain expenses	3-4

HORTON, LEE, BURNETT, PEACOCK,
CLEVELAND & GRAINGER, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

SUITE 500

3800 COLONNADE PARKWAY

BIRMINGHAM, ALABAMA 35243

COOPER M. HORTON, JR., C.P.A.

H.B. LEE, JR., C.P.A.

H. WAYNE BURNETT, C.P.A.

JAMES LAMAR PEACOCK, JR., C.P.A.

D. GROVER CLEVELAND, C.P.A, C.V.A.

J. THOMAS GRAINGER, C.P.A.

H.B. LEE III, C.P.A.

PATRICIA H. OH, C.P.A., C.V.A.

BRIAN W. BURNETT, C.P.A

MICHAEL SPERANDO, C.P.A.

MARIA L. ESTERS, C.P.A.

MARY ANN C. BURKHALTER, C.P.A., C.V.A.

TELEPHONE (205) 967-9744 FACSIMILE (205) 967-9745	JOSEPH L.BLAKEY, C.P.A. LINDA S. MOFFITT, C.P.A. JOHN N. BROWN, IV, C.P.A. H. LEE BENSON, C.P.A. EMILY M. CARLISLE, C.P.A. ANITA H. CUSIMANO, C.P.A.
MEMBERS AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PRIVATE COMPANIES PRACTICE SECTION

Independent Auditors’ Report

To the Board of Trustee and Shareholders
GMH Communities Trust
Philadelphia, Pennsylvania

We have audited the accompanying combined statement of revenues and certain expenses of Capstone Portfolio for the year ended December 31, 2005. This financial statement is the responsibility of the management of Capstone Portfolio. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses of Capstone Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and is not intended to be a complete presentation of Capstone Portfolio’s revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above present fairly, in all material respects, the combined revenues and certain expenses described in Note 1 of Capstone Portfolio for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

October 27, 2006	/s/ Horton, Lee, Burnett, Peacock, Cleveland, & Grainger, P.C.

CAPSTONE PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(in thousands)

	For the period
	January 1, 2006 to
	September 30, 2006 (Unaudited)	For the year ended

Revenues:
Rental income	$22,166	$28,634
Other property income	1,082	1,181
Total revenues	23,248	29,815

Certain expenses:
Property operating expenses	10,965	12,515
Real estate taxes	1,529	2,240
Total certain expenses	12,494	14,755

Revenues in excess of certain expenses	$10,754	$15,060

See accompanying notes.

CAPSTONE PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the period January 1, 2006 to September 30, 2006 (Unaudited)

and for the year ended December 31, 2005

1.             ORGANIZATION AND BASIS OF PRESENTATION

The accompanying combined statements of revenues and certain expenses includes the combined operations of eleven student-housing rental properties acquired by GMH Communities Trust (“GMH”) in October 2006, collectively known as Capstone Portfolio (the “Portfolio”) for a total combined purchase price of $222,950,000, plus closing costs. At acquisition, the Portfolio contained an aggregate of 2,212 units and 7,190 beds.

The Portfolio consists of the following properties:

Property	University	Units/Beds

University Commons- Baton Rouge, LTD.	Louisiana State University	134 units/532 beds
University Commons- Ohio, LTD.	Miami University	122 units/484 beds
University Commons- Bloomington, IN., LTD.	University of Indiana	252 units/792 beds
University Commons- Lexington, KY., LTD.	University of Kentucky	182 units/676 beds
University Commons- Columbia, S.C., LTD.	University of South Carolina	206 units/700 beds
University Commons- Urbana, IL., LTD.	University of Illinois	252 units/728 beds
University Commons- Tuscaloosa, LTD.	University of Alabama	192 units/676 beds
University Commons- Starkville, LTD.	Mississippi State University	156 units/480 beds
Univeristy Commons- Eugene, OR., LTD.	University of Oregon	252 units/696 beds
University Commons- East Lansing, LTD.	Michigan State University	222 units/654 beds
Capstone Commons- Athens, LTD.	University of Georgia	242 units/772 beds

The accompanying combined statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statements of revenues and certain expenses are not representative of the actual operations of the properties for the periods presented, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the Portfolio have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, partnership income taxes, gain on sale of land, insurance proceeds from fire loss, and certain other corporate expenses not directly related to the future operations of the properties. Therefore, the statements may not be comparable to the statements of operations of the Portfolio after its acquisition by GMH. Except as noted above, the management of the Portfolio is not aware of any material factors relating to the operation of the Portfolio for the period January 1, 2006 to September 30, 2006 and for the year ended December 31, 2005 that would cause the reported financial information not to be indicative of future operating results.

The accompanying interim combined statement of revenues and certain expenses for the period January 1, 2006 to September 30, 2006 is unaudited. However, in the opinion of the management of the Portfolio, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

2.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting:

The combined statements of revenues and certain expenses was prepared using the accrual basis of accounting.

Revenue recognition:

The Portfolio generally leases apartment units based on annual lease agreements on an August to July lease period. Tenants are billed on the first of the month for that month’s portion of the lease and the Portfolio recognizes revenue at that time. Other property income mainly includes amounts earned from lease processing fees, tenant damages, and late charges.

Property operating expenses:

Property operating expenses represent the direct expenses of operating the properties and consist primarily of common area maintenance, security, utilities, insurance, promotional, general and administrative, and other operating expenses that are expected to continue in the ongoing operation of the properties.

Capitalization:

Expenditures for ordinary repairs and maintenance are expensed as incurred and significant renovations and improvements that improve and/or extend the useful life have been capitalized.

Advertising:

Advertising costs are expensed as incurred.

Use of Estimates:

The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses. Actual results could differ from these estimates.